UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2008

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On May 1, 2008, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its financial results for the first quarter ended March 31, 2008. A copy of the earnings release is attached as Exhibit 99.1.

Non-GAAP Financial Information

In the attached earnings release, in addition to the consolidated balance sheet and statements of operations presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”), the Company discloses certain information on an economic (“Economic”) basis. The Company’s Economic basis of presenting financial information differs from GAAP presentation due to the following three items:

Joint Structured Finance Transactions

The Company consolidates five collateralized loan obligation entities (collectively, the “Joint CLOs”) because it is the primary beneficiary of these entities as defined by Financial Accounting Standards Board Interpretation No. 46R, Consolidation of Variable Interest Entities. Because these entities are structured finance vehicles with no economic equity interests, subordinated noteholders receive the net income from these entities. The Company holds the majority of the subordinated notes while the KKR Strategic Capital Funds, affiliates of the Company’s manager, hold the remaining minority percentage of the subordinated notes. In accordance with GAAP, the Company consolidates the Joint CLOs on its consolidated financial statements with the minority interest in the Joint CLOs reflected as debt on the Company’s consolidated balance sheet. The net income or loss of the Joint CLOs is reflected on the Company’s consolidated statements of operations presented in accordance with GAAP through the consolidated income and expense accounts of the Joint CLOs. The net income or loss allocable to the minority interest holders of the subordinated notes is included as interest expense on the Company’s consolidated statements of operations presented in accordance with GAAP. Adjustments to the Company’s consolidated statements of operations presented under GAAP to arrive at the Economic consolidated statements of operations due to the Joint CLOs do not change net income (loss), rather they reflect the Company’s proportionate share of income and expenses from the Joint CLOs based on the Company’s percentage of the subordinated notes in the Joint CLOs. Similarly, the Company’s consolidated balance sheet presented in accordance with GAAP reflects the assets and liabilities of the Joint CLOs and the unrealized gains (losses) on investments classified as available-for-sale are included in accumulated other comprehensive income (loss), a component of shareholders’ equity. The Economic consolidated balance sheet reflects the Company’s proportionate share of the assets and liabilities of the Joint CLOs and the Company’s proportionate share of the unrealized gains (losses) from securities classified as available-for-sale in accumulated other comprehensive income (loss).

Presentation of Joint CLOs on an Economic basis is consistent with management’s internal reporting used to evaluate the Company’s portfolio, liquidity and leverage, and to measure its results against forecasted yield and other benchmark portfolio measures.

Share-Based Compensation

Included in the Company’s non-investment expenses on its consolidated statements of operations presented in accordance with GAAP is share-based compensation expense, or benefit, that is recognized by the Company in accordance with Statement of Financial Accounting Standards No. 123R, Share-Based Payment, for common share options and restricted common shares granted by the Company to its manager and to members of its Board of Directors. The Company’s Economic consolidated statements of operations exclude share-based compensation expense or benefit.

Presentation of the Company’s results of operations excluding share-based compensation expense or benefit is consistent with how the Company evaluates its periodic results for purposes of determining shareholder distributions, because share-based compensation expense or benefit is a non-cash item for the Company.

Discontinued Operations

The Company’s Economic balance sheet presents the net assets of discontinued operations.  Presentation of the Company’s discontinued operations on a net asset basis is consistent with how the Company evaluates its discontinued operations.

The Company presents the following non-GAAP financial measures in the attached earnings release that incorporate the adjustments described above:

•                  Economic net income (loss): This is the Company’s net income (loss) adjusted to exclude share-based compensation expense or benefit.

•                  Adjusted economic earnings per diluted common share:  This is the Company’s economic net income (loss) per diluted common share adjusted to exclude unrealized gains and losses from investments and derivatives.

•                  Economic balance sheet: This is the Company’s consolidated balance sheet presented in accordance with GAAP adjusted to reflect the aforementioned adjustments for Joint CLOs and share-based compensation expense or benefit.

•                  Economic statements of operations: This is the Company’s statements of operations for the stated periods presented in accordance with GAAP adjusted to reflect the aforementioned adjustments for Joint CLOs and share-based compensation expense or benefit.

The Company believes that these non-GAAP financial measures provide useful information to investors by providing an understanding of the Company’s financial condition and operating performance by which liquidity and periodic financial results, for purposes of evaluating the net income available for distributions to shareholders, can be assessed.

The non-GAAP financial measures are provided as supplemental information and should not be relied upon as an alternative to GAAP. Reconciliations of these non-GAAP financial measures to GAAP measures are provided in the attached.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit 99.1  Earnings release regarding the financial results for the first quarter ended March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: May 1, 2008		/s/ JEFFREY B. VAN HORN
	By:	Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release regarding the financial results for the first quarter ended March 31, 2008.